Exhibit C
                    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.			DETACH AND RETURN THIS PORTION ONLY

LITTLEFIELD CORPORATION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW
1. To elect members to our Board of Directors. Nominees (1) Jeffrey L. Minch (4) Michael L. Wilfley (2) Carlton R. Williams, Jr. (5) Charles M. Gillman (3) Alfred T. Stanley (6) Gregory S. Marchbanks	For All [ ]	Withhold All [ ]	For All Except [ ]	To withhold authority to vote for any individual nominee(s), mark “for All Except” and write the number(s) of the nominees on the line below. __________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSAL 2 BELOW.

Vote on Proposals
				For	Against	Abstain

2. To ratify the appointment of Padgett Strateman & Co. LLP as our independent auditors for 2011.				[ ]	[ ]	[ ]

3. To ratify Adoption of the 2012 Stock Option Plan.				[ ]	[ ]	[ ]

4. To ratify Adoption of the 2012 Employee Stock Purchase Plan.				[ ]	[ ]	[ ]

Advisory Vote

5. The president and CEO’s total compensation is within 20% of an acceptable amount.				[ ]	[ ]	[ ]

6.Te Directors’ total compensation is within 20% of an acceptable amount.				[ ]	[ ]	[ ]

Yes No
Please indicate if you plan to attend this meeting. [ ] [ ]

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney or executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign separately.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

_______________________________	______	_______________________________			______
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.pooxyvote.com

LITTLEFIELD CORPORATION

2501 North Lamar Boulevard,
Austin, Texas 78705
11:00 AM CDT, May 16, 2012

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The stockholder(s) hereby appoint(s) Jeffrey Minch, as proxy, with the power to appoint (his substitute), and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Littlefield Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, CDT on Wednesday, May 16, 2011, at the Littlefield Corporate Headquarters, 2501 North Lamar Boulevard, Austin, TX 78705, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

The accompanying proxy is solicited by our Board of Directors. Our principal executive offices are located at 2501 North Lamar Blvd., Austin, Texas 78705. This Proxy Statement and the accompanying form of proxy were first mailed to the stockholders on or about April 23, 2011.

Only holders of record of our common stock at the close of business on March 19, 2012, will be entitled to notice or to vote at the meeting or any adjournment of the meeting. The stock transfer books will remain open.

You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that those shares are represented at the meeting. If you receive more than one proxy card, it is an indication that those shares are registered in more than one account. Please complete, date and sign each proxy card you receive. You may revoke your proxy at any time before it is voted. If those shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE